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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, JOHN G. SIMMONDS, the CEO of Wireless Age Communications, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2003, (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                            By: /s/ John G. Simmonds
                                --------------------
                                CEO and CFO

                              Date: August 14, 2003



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, GARY N. HOKKANEN, the CFO of Wireless Age Communications, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(3) The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2003, (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                            By: /s/ Gary N. Hokkanen
                                --------------------
                                CFO

                             Date: August 14, 2003

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